OPPENHEIMER REAL ASSET FUND
                      Supplement dated October 23, 2000 to the
            Statement of Additional Information dated December 28, 1999

The Statement of Additional Information is revised as follows:

      The biographical paragraph on page 40 for Russell Read is deleted.



















October 23, 2000                                            PX0735.003


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                           OPPENHEIMER REAL ASSET FUND
                      Supplement dated October 23, 2000 to the
                         Prospectus dated December 28, 1999

The Prospectus is changed as follows:

1. The Portfolio Manager section on pages 14 and 15 is replaced in its entirety by the following:

   Portfolio Managers. The portfolio managers of the Fund are John Kowalik and
         Kevin Baum. They are the persons principally responsible for the day-to-day management of the Fund's portfolio. Mr. Kowalik is a Senior Vice President of the Manager and a Vice President of the Fund and the Sub-Advisor. Messrs. Kowalik and Baum are Chartered Financial Analysts.

         Mr. Kowalik became a Senior Vice President of the Manager in June 1998 and joined the Fund's portfolio management team May 24, 1999. Before joining the Manager, Mr. Kowalik was Managing Director and Senior Portfolio Manager at Prudential Global Advisors (1989-June
         1998). Mr. Kowalik serves as an officer and portfolio manager of other Oppenheimer funds. Mr. Baum joined the Fund's portfolio management team May 24, 1999. He has served as the Fund's principal trader since its inception in March 1997. Previously, Mr. Baum was a trading and securities analyst for the Manager (1993-February
         1997).














October 23, 2000                                            PSO735.010